UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

A-POWER ENERGY GENERATION SYSTEMS, LTD.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-33820	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Broadway, Suite 1111 San Diego, CA	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (619) 795-4627

CHINA ENERGY TECHNOLOGY LIMITED
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On January 15, 2008, China Energy Technology Limited, the wholly-owned subsidiary of Chardan South China Acquisition Corporation ("CSCA") that is a party to the pending redomestication merger transaction of CSCA and concurrent acquisition of the ordinary shares of Head Dragon Holdings, amended its Memorandum of Association to change its name to A-Power Energy Generation Systems, Ltd. The new name will be the name of the surviving entity on completion of the transactions with CSCA and the holder of ordinary shares of Head Dragon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-POWER ENERGY GENERATION SYSTEMS, LTD.

January 17, 2008	By:	/s/ Kerry Propper
Kerry Propper President and CEO